                               WEISS TREASURY FUND
                           A Letter from the President

Dear Shareholder,

         It is with pleasure that we send you the Annual Report to Shareholders for the fiscal year ended December 31, 1998 for the Weiss Treasury Fund (the "Trust"), consisting of Weiss Treasury Only Money Market Fund and Weiss Treasury Bond Fund. As of the end of the year, Weiss Treasury Bond Fund had not yet commenced operations.

         In 1998, we saw broad moves in interest rates on Treasury securities. For instance, we started the year with the 3-month Treasury bill yielding 5.34%. Interest rates moved somewhat lower, dropping this T-bill's yield to about 5% by the end of July, when rates really started to fall. As the stock market tumbled in August, so did Treasury bill yields, taking the 3-month Treasury bill all the way to 3.62% on October 16th. Fortunately, rates later moved higher and closed the year at 4.45%. As market volatility underscored investors' fears of a stock market correction, there was considerable movement into Treasury securities and an apparently related inflow of subscriptions for our Treasury Only Money Market Fund.

         Also, with the problems that are continuing to develop around the world, investors have been seeking more conservative investment vehicles. This could explain the increase in assets in the Weiss Treasury Only Money Market Fund. In the first 6 months of the year, the Fund's assets grew from $33.361 to $34.895 million. Only six months later, at the close of 1998, the Fund's assets had nearly doubled to over $69 million.

         The average weighted maturity of the Weiss Treasury Only Money Market Fund was 52.71 days on December 31. This short maturity reflects the Fund's conservative structure. As the issues of impeachment, world economic turmoil, and Y2K continue to develop, this conservative vehicle could offer a relatively stable place to invest.

         If you have any questions concerning the Weiss Treasury Only Money Market Fund, please call upon a fund representative at (800) 430-9617.


Sincerely,

/s/ John Breazeale

John Breazeale
President and Chairman
December 31, 1998

                               WEISS TREASURY FUND
                     1998 Annual Portfolio Management Review


         The world economy is, in our view, still under pressure. In the last months of 1998, the deflation following the global economic problems became an important investment concern. The Russian and Canadian economies continued to decline as their natural resources lost more value, while Brazil moved into the headlines as the next trouble spot. In fact, this deflation impacted stock markets in almost every nation but the US. Here deflation has had little notice, apparently due to the strong Dow, which has been hitting new highs. This has taken attention away from the concern that personal financial stability isn't as strong as it feels and some prices, particularly commodity prices, have fallen to their lowest levels in decades.

         All of this points to two things: possible economic trouble in the US and the potential for another stock market drop. As if to give us a preview of things to come, in 1998 the stock market started to sell off in early July and fell hard until September. As one might expect, many investors around the world appeared to take a defensive stance. With this "flight to quality" appearing again, assets in more conservative investments, such as the Weiss Treasury Only Money Market Fund, grew.

         The potential problems that were developing at the end of 1998, such as presidential impeachment and global economic and political turmoil, are apparently still a cause of concern for investors. While this trend has slowed, we continue to see many investors taking profits and moving to less volatile investments. We share these various concerns and will continue to manage the Fund in a conservative manner, including continuing to keep our average weighted maturity relatively short.

         As we move toward the year 2000, we will redouble our efforts to seek to achieve the Weiss Treasury Only Money Market Fund's objective of providing maximum current income consistent with preservation of capital.

                      WEISS TREASURY ONLY MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1998


                                                                                     Par (000)                          Value
                                                                                     ---------                          -----
U.S. TREASURY OBLIGATIONS - 54.87%
       U.S. Treasury Notes - 27.52%
         5.000%, due 01/31/99 .....................................................   $  6,000                        $ 6,000,212
         5.000%, due 02/15/99 .....................................................     13,000                         13,003,304
                                                                                                                      -----------
       Total U.S. Treasury Notes (Cost $19,003,516)                                                                    19,003,516
                                                                                                                      -----------

       U.S. Treasury Bills - 27.35%
         4.240%, due 01/07/99 .....................................................      5,000                          4,996,467
         4.510%, due 01/21/99 .....................................................      5,000                          4,987,472
         4.455%, due 02/25/99 .....................................................      2,000                          1,986,387
         4.390%, due 03/11/99 .....................................................      2,000                          1,983,172
         4.320%, due 04/29/99 .....................................................      5,000                          4,929,200
                                                                                                                      -----------
       Total U.S. Treasury Bills (Cost $18,882,698)                                                                    18,882,698
                                                                                                                      -----------

       Total U.S. Treasury Obligations (Cost $37,886,214)                                                              37,886,214
                                                                                                                      -----------

REPURCHASE AGREEMENT - 44.57%
       PNC Capital Markets Repurchase Agreement
       4.40%, 01/04/99 (dated 12/31/98; proceeds
       $30,792,047, collateralized by $29,810,000 U.S.
       Treasury Notes, 5.375% due 07/31/00, valued
       at $30,802,215) (Cost $30,777,000) .........................................     30,777                         30,777,000
                                                                                                                      -----------

                                                                                        Shares
                                                                                        ------
SHORT-TERM INVESTMENT - 0.03%
       Temporary Investment Fund, Inc.-
         T-Fund Portfolio (Cost $20,592) ..........................................     20,592                             20,592
                                                                                                                      -----------

TOTAL INVESTMENTS (COST $68,683,806*)                                                                  99.47%          68,683,806
OTHER ASSETS IN EXCESS OF LIABILITIES                                                                   0.53%             365,349
                                                                                                      -------         -----------

Net Assets (Equivalent to $1.00 per share based
       on 69,049,803 shares of capital stock outstanding)                                             100.00%         $69,049,155
                                                                                                      =======         ===========

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE
       ($69,049,155 / 69,049,803 shares outstanding)                                                                  $      1.00
                                                                                                                      ===========

------------
     * Aggregate cost for federal income tax purposes is substantially the same.


See accompanying notes to financial statements.

                      WEISS TREASURY ONLY MONEY MARKET FUND
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998





INVESTMENT INCOME:
         Interest....................................     $ 2,212,963
                                                          -----------

EXPENSES:
         Investment Advisory fees....................        217,822
         Administration fees.........................         51,827
         Transfer Agent fees.........................         73,845
         Custodian fees..............................         18,935
         Legal fees..................................         47,648
         Audit fees..................................         15,098
         Printing....................................         16,000
         Insurance...................................         10,490
         Trustees' fees..............................          1,361
         Registration and filing fees................         40,001
         Amortization of organizational costs........          5,647
                                                          -----------
                Total Expenses.......................        498,674

         Less: expenses waived and reimbursed........       (268,211)
                                                          -----------
                Net Expenses.........................        230,463
                                                          -----------
Net Investment Income................................      1,982,500
                                                          -----------

REALIZED (LOSS) ON INVESTMENTS:
         Net Realized (Loss) on
         Investment Securities.......................           (648)
                                                          -----------

Net Increase in Net Assets Resulting from
     Operations......................................     $ 1,981,852
                                                          ===========

See accompanying notes to financial statements.

                      WEISS TREASURY ONLY MONEY MARKET FUND
                       STATEMENT OF CHANGES IN NET ASSETS



                                                                     For the year ended            For the year ended
INCREASE (DECREASE) IN NET ASSETS FROM:                               December 31, 1998             December 31, 1997
                                                                      -----------------             -----------------
       Operations:
            Net investment income..........................              $ 1,982,500                   $ 1,037,821
             Net realized (loss) on
            investment securities..........................                     (648)                            0
                                                                         ------------                  ------------
            Net increase in net assets resulting from
            operations.....................................                1,981,852                     1,037,821

       Distributions:
            From net investment income.....................               (1,982,500)                   (1,037,821)

       Capital share transactions:
            Net increase from capital share
            transactions...................................               35,688,557                    22,233,924
                                                                         ------------                  ------------

            Total increase in net assets...................               35,687,909                    22,233,924

NET ASSETS
       Beginning of year...................................               33,361,246                    11,127,322
                                                                         ------------                  ------------

       End of year.........................................              $69,049,155                   $33,361,246
                                                                         ============                  ============

See accompanying notes to financial statements.

                      WEISS TREASURY ONLY MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                        For the year ended     For the year ended      For the period ended
                                                         December 31, 1998      December 31, 1997       December 31, 1996*
                                                         -----------------      -----------------       ------------------
NET ASSET VALUE, BEGINNING OF PERIOD:                        $   1.00                $   1.00                $   1.00
                                                             ---------               ---------               ---------

INCOME FROM INVESTMENT OPERATIONS:
       Net investment income...................                  0.05                    0.05                    0.02
                                                             ---------               ---------               ---------

LESS DISTRIBUTIONS:
       From net investment income..............                 (0.05)                  (0.05)                  (0.02)
                                                             ---------               ---------               ---------

NET ASSET VALUE, END OF PERIOD:                              $   1.00                $   1.00                $   1.00
                                                             =========               =========               =========

TOTAL RETURN...................................                 4.67%                   4.71%                    4.67%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................               $69,049                 $33,361                 $11,127
Ratio of expenses to average net assets........ (1)              0.53%                   0.50%                   0.50%(3)
Ratio of net investment income to average
       net assets.............................. (2)              4.55%                   4.60%                   4.54%(3)


     (1) The annualized expense ratios before waivers and reimbursement of expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996 would have been 1.14%, 1.69% and 7.69%, respectively.

     (2) The annualized net investment income/(loss) ratios before waivers and reimbursement of expenses for the periods ended December 31, 1998, December 31, 1997 and December 31, 1996 would have been 3.94%, 3.41% and (2.65)%, respectively.

     (3) Annualized.

     *   Commencement of operations: June 28, 1996.






See accompanying notes to financial statements.

WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


1. FUND ORGANIZATION

Weiss Treasury Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 10, 1995. The Trust is a series fund that is authorized to issue shares of beneficial interest in the following funds: Weiss Treasury Only Money Market Fund (the "Fund") and Weiss Treasury Bond Fund. As of the date of this report, Weiss Treasury Bond Fund had not commenced operation. The Board of Trustees of the Trust oversees the business affairs of the Trust and is responsible for significant decisions relating to the Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Investment securities of the Fund are valued at amortized cost. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any applicable discount or premium. Debt securities held by the Funds that have maturities of less than sixty days are generally valued at amortized cost.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Net investment income for the Fund consists of all interest income accrued on the Fund's assets, less accrued expenses. Interest income for the Fund is comprised of accrued interest, original issue and market discount earned less amortization of any market premium. The Fund's expenses are also accrued daily.

Dividends and Distributions to Shareholders: The Fund declares dividends daily from net investment income. The Fund intends to pay accrued dividends on the last business day of each month. The Fund may make an additional distribution of income and gains if necessary to satisfy a calendar year excise tax distribution requirement.

Federal Income Taxes: The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to its shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
(CONTINUED)

Repurchase Agreements: The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. In connection therewith, the Trust's Custodian receives and holds collateral of not less than 100.5% of the repurchase price plus accrued interest. If the value of the collateral falls below this amount, the Trust will require the seller to deposit additional collateral.

Organizational Costs: The Trust bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All organization expenses are being amortized using the straight-line method over a period not to exceed five years from the date of commencement of operations.

3. INVESTMENT MANAGER, DISTRIBUTOR, ADMINISTRATOR, AND OTHER RELATED PARTY TRANSACTIONS

Weiss Money Management, Inc. (the "Manager") serves as the Investment Manager to the Fund. Under an investment advisory agreement with the Fund, the Manager provides continuous advice and recommendations concerning the Fund's investments. Weiss Treasury Only Money Market Fund has agreed to compensate the Manager for its services by the monthly payment of a fee at the annual rate of 0.50% of the average daily net. The Manager may from time to time waive all or a portion of its fees payable by the Fund. Certain officers of the Manager serve as President, Secretary and Trustee to the Trust.

Weiss Funds, Inc., a registered broker-dealer and wholly-owned subsidiary of the Manager, serves as the Trust's Distributor.

PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, serves as the Trust's Administrator and, in that capacity, performs various administrative and accounting services for each Fund. PFPC also serves as the Trust's Transfer Agent, dividend disbursing agent and registrar. An officer of PFPC serves as Treasurer to the Trust.

PFPC Trust Company serves as the Custodian for the Fund's portfolio securities and cash.

For the year ended December 31, 1998, the Manager of the Fund voluntarily waived fees totaling $217,822. In addition, the Manager had voluntarily agreed to reimburse the Fund to the extent required to maintain expenses at no more than 0.65% from January 1 through April 1, 1998 and 0.50% thereafter of the Fund's average daily net assets. Accordingly, for the year ended December 31, 1998, the Manager agreed to reimburse the Fund $50,389.

Dechert Price & Rhoads serves as legal counsel to the Trust. A partner of that firm serves as Assistant Secretary to the Trust.

Each Trustee receives an annual fee of $500 plus reimbursement of out-of-pocket expenses for serving in that capacity. No person who is an officer, trustee, or employee of the Manager, Distributor, Administrator, or of any parent or subsidiary thereof, who serves as officer, trustee, or

WEISS TREASURY ONLY MONEY MARKET FUND
NOTES TO THE FINANCIAL STATEMENTS
(CONCLUDED)

employee of the Trust receives any compensation from the Trust.

4.  NET ASSETS

At December 31, 1998, the Fund's net assets consisted of:

Paid in capital                            $69,049,803
Accumulated net realized loss on
 investments                                      (648)
                                           -----------
                                           $69,049,155
                                           ===========

5.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest each having $0.01 par value.

Transactions in capital shares for the year ended December 31, 1998 are summarized below.

                                              Shares                Value
                                              ------                -----
Shares sold                                 58,510,318           $58,510,318
Shares reinvested                            2,023,288             2,023,288
Shares repurchased                         (24,845,049)          (24,845,049)
                                           ------------          ------------
                                            35,688,557           $35,688,557
                                           ============          ============

Transactions in capital shares for the year ended December 31, 1997 are summarized below.

                                              Shares                Value
                                              ------                -----
Shares sold                                 43,729,538          $43,729,538
Shares reinvested                              925,467              925,467
Shares repurchased                         (22,421,081)         (22,421,081)
                                           ------------         ------------
                                            22,233,924          $22,233,924
                                           ============         ============

6.  CAPITAL LOSS CARRYFORWARDS

The Fund has a capital loss carryforward of $648, which expires in the year
2006.

                        REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
WEISS TREASURY ONLY MONEY MARKET FUND

We have audited the accompanying statement of net assets of Weiss Treasury Only Money Market Fund (the "Fund"), a series of Weiss Treasury Fund, as of December 31, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1997 and the financial highlights for the year ended December 31, 1997 and the period ended June 28, 1996 (commencement of operations) to December 31, 1996 were audited by other auditors whose report dated February 6, 1998 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weiss Treasury Only Money Market Fund as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 15, 1999

BOARD OF TRUSTEES                            ADMINISTRATOR
     John N. Breazeale                            PFPC Inc.
          Chairman                                103 Bellevue Pkwy.
     Esther S. Gordon                             Wilmington, DE 19809
     Robert L. Lehrer
     Martin D. Weiss                         DISTRIBUTOR
     Donald Wilk                                  Weiss Funds, Inc.
                                                  4176 Burns Road
                                                  Palm Beach Gardens, FL 33410
OFFICERS
     John N. Breazeale
          President                          TRANSFER AGENT
     David D. Marky                               PFPC Inc.
          Treasurer                               400 Bellevue Pkwy.
     Sharon A. Parker                             Wilmington, DE 19809
          Secretary

INVESTMENT MANAGER
     Weiss Money Management, Inc.
     4176 Burns Road
     Palm Beach Gardens, FL 33410

This report and the financial statements contained herein are submitted for the general information of shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                                                        THE WEISS TREASURY FUNDS

                                                 TREASURY ONLY MONEY MARKET FUND
                                                              TREASURY BOND FUND


                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 1998